Investor Presentation March 2013 Exhibit 99.1

I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update IV. Operating Trends V. Financial Overview BEE’s Unique Value Proposition 1

o
The only pure play high-end lodging REIT
o
High-end outperforms the industry in a recovery
o
Industry leading asset management expertise
o
Assets are in pristine condition
o
Embedded organic growth through revenue growth and ROI opportunities
o
Historically low supply growth environment, particularly in BEE markets
o
Replacement cost, excluding land, estimated at over $750,000 per key
o
Solid balance sheet positioned for growth
The best investment proposition in the lodging space

BEE’s Unique Value Proposition

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

BEE’s Unique Value Proposition 3 High-end, Unique & Irreplaceable Portfolio Industry Leading Asset Management Platform Conservative Balance Sheet Management Disciplined Capital Allocation Strategy

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

Highlights
o
Best portfolio in public markets
o
Locations in high-barrier-to-entry markets
o
City-center and resort destinations
o
World-class amenities
o
Historically low supply growth
Westin St. Francis Ritz-Carlton Laguna Niguel InterContinental Chicago
BEE’s Unique Value Proposition

High-end,
Unique &
Irreplaceable
Portfolio

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

Highlights
o
Highest EBITDA per room in competitive
set
o
Market share penetration exceeds peak
o
Unique F&B offerings with strong ROI
results
o
Maintaining fixed cost reductions
in recovery
o
Strong relationships with and rigorous
oversight of brand managers
EBITDA Per Available Room
Annual RevPAR Index
BEE’s Unique Value Proposition
Note: All metrics represent full-year 2012 results.
BEE portfolio reflects Total United States portfolio as of 12/31/2012.
Source: Public filings
Source: Smith Travel Research

112.0
110.8
109.4
112.1
113.7 113.6
100.0
104.0
108.0
112.0
116.0
2007 2008 2009 2010 2011 2012
Industry
Leading
Asset
Management
Platform
$81
$74
$71
$57
$53
$52
$0
$20
$40
$60
$80
$100
BEE LHO PEB SHO HST DRH

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

Highlights
o
Reduced Net Debt / EBITDA to 6.6x from over 14.0x
o
Raised over $660 million in equity since 2010
o
Refinanced property mortgages with staggered maturities
o
Executed an $86 million preferred equity tender at a 15% discount
o
Maintain focus on liquidity; two assets currently unencumbered
BEE’s Unique Value Proposition

December 31, 2012
Note:  Assumes full extension periods for all loans.
(a) EBITDA reflects mid-point of 2013 guidance range.
$115.5
$130.0
$96.9
$195.0
$357.5
$66.5
$154.7
$145.0
$300.0
Capacity
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
2013 2014 2015 2016 2017 2018 2019 2020 2021
Bank Life Co. CMBS Corporate
$284.7
$454.4
Key Stats
(a)
Net Debt/EBITDA 6.6x
Net Debt+Pref /EBITDA 8.0x
Net Debt/TEV 45.0%
Avg. Maturity (yrs) 4.5
Unencumbered assets 2
Corporate liquidity (MM) $200.0
Mix of Debt
Bank Debt
42.6%
Life Insurance Co.
28.3%
CMBS
29.0%
Conservative
Balance
Sheet
Management

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

Highlights
o
Execution of complex and accretive restructurings
o
Hotel del Coronado and Fairmont Scottsdale Princess
o
InterContinental Miami
o
Four Seasons Jackson Hole and Silicon Valley
o
Marriott Champs Elysees and InterContinental Prague
BEE’s Unique Value Proposition

o
Assessment and development of ROI projects
o
Recent success in acquiring hotels through off-market transactions
o
Maximized proceeds through well-timed asset sales
Disciplined
Capital
Allocation
Strategy
Hotel del Coronado JW Marriott Essex House Fairmont Scottsdale Princess

I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update IV. Operating Trends V. Financial Overview Company Overview 8

STRATEGIC Hotels & Resorts

FOUR SEASONS Hotels and Resorts
Jackson Hole
Fairmont HOTELS & RESORTS
Chicago
INTER-CONTINENTAL HOTELS AND RESORTS
Chicago
WESTIN HOTELS & RESORTS
St. Francis
JW MARRIOTT
New York
Marriott HOTELS · RESORTS · SUITES
London, England
Marriott HOTELS · RESORTS · SUITES
Hamburg, Germany
THE RITZ-CARLTON
Half Moon Bay
FOUR SEASONS Hotels and Resorts
Silicon Valley
Fairmont HOTELS & RESORTS
Scottsdale
FOUR SEASONS Hotels and Resorts
Washington, D.C.
Marriott HOTELS · RESORTS · SUITES
Lincolnshire Resort
LOEWS HOTELS
Santa Monica Beach Hotel
THE RITZ-CARLTON
Laguna Niguel
HYATT REGENCY
La Jolla
HOTEL DEL CORONADO
FOUR SEASONS Hotels and Resorts
Punta Mita Resort
INTER-CONTINENTAL HOTELS AND RESORTS
Miami

LUXURY. OWNED AND MANAGED.™

Properties % Rooms %
2012
Property
EBITDA
(1)
%
Urban 10 56% 5,180 63% $118.4 59%
Resorts 8 44% 3,091 37% $81.9 41%
Total 18 8,271 $200.3
   (1)
$ in millions and represents pro rata share
Top-Tier Market Exposure
Hotels in gateway urban cities and top tier resort locations

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

o
o
o
o
Notable 2010
capital projects
Notable 2011
capital projects
Westin St. Francis Michael Mina
Bourbon Steak
InterContinental Miami Guestroom
Portfolio Well-Positioned to Enhance Cash Flow Growth

o
o
o
pt
o
Notable 2012
capital projects
Fairmont Scottsdale
Princess Ballroom
Fairmont Scottsdale Princess – Meeting space expansion
Hotel del Coronado – Guestrooms enhancement
InterContinental Miami – Public space revitalization and
restaurant re-concept
Four Seasons Jackson Hole – Restaurant re-concept
o
o
InterContinental Miami – Guestrooms enhancement
InterContinental Chicago – Michael Jordan’s Steak House
Four Seasons Washington, D.C. – Retail outlet renovation
Marriott Lincolnshire Resort – Lobby renovation
Westin St. Francis – Michael Mina Steakhouse conversion
InterContinental Chicago – Guestrooms enhancement

STRATEGIC™
Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

o
Guestrooms enhancement InterContinental
Chicago
In Progress / Planned Capital Projects

o
ENO Wine Room
o
Meeting space upgrade and expansion
Four Seasons
Washington, D.C.
o
Exterior upgrade
Loews Santa
Monica
o
Guestrooms enhancement
Ritz-Carlton
Laguna Niguel
o
Guestrooms enhancement
Marriott
Lincolnshire
o
Execution of Property Improvement Plan
JW Marriott
Essex House
2013 owner funded cap-ex forecasted to be between $30.0 million and $35.0 million

STRATEGIC Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

Fairmont Scottsdale Princess – Palomino Ballroom
o
Completed in 2012
o
40,000 square feet of indoor/outdoor meeting space
o
Investment totaled $22.8 million in owner-funded capital;
funded 50 / 50 with joint-venture partner
o
Group room nights for 2013 projected to increase by 16%
(15,000 room nights)
o
2013 RevPAR expected to increase 11% with EBITDA
increasing over 25%
o
Positive initial feedback from meeting planners and guests

STRATEGIC™ Hotels & Resorts

INTER-CONTINENTAL

LUXURY. OWNED AND MANAGED.™

InterContinental Miami – Innovative Repositioning
o
Completed an approximate ~$30 million renovation:
o
Rooms and suites - $19 million
o
Lobby and restaurant - $10 million
o
Meeting space - $1 million
o
Renovation includes a 19 story digital canvas illuminating the hotel exterior
o
2012 RevPAR increased over 15% and EBITDA increased 29%
o
2013 RevPAR and EBITDA expected to be at or near previous
peak

I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update IV. Operating Trends V. Financial Overview Industry Update 14

STRATEGIC™ Hotels & Resorts

Supply % Change
Demand % Change
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
+3.1%

LUXURY. OWNED AND MANAGED.™

o
Lodging demand historically correlates with GDP (~80%)
o
Customer demographics for luxury / high-end very strong
o
Supply growth remains historically low and lack of active development pipeline
U.S. Luxury Supply & Demand Change (TTM)
Source:  Smith Travel Research
Demand growth exceeds supply growth by 310 bps which should
result in significant ADR growth as recovery continues
Luxury Lodging Supply & Demand Dynamics

STRATEGIC™ Hotels & Resorts

1988
1993
1998
2003
2008
2013E

2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

LUXURY. OWNED AND MANAGED.™

16
Source:  Smith Travel Research and PWC Source:  Smith Travel Research
Luxury
Outperformance:
2.2% CAGR
Luxury
Outperformance:
4.1% CAGR
Annual % Change in RevPAR Trailing Twelve Month Occupancy
o
Luxury hotel RevPAR growth outperforms in a recovery
o 1992 – 2000: 9 consecutive years of annual luxury RevPAR growth totaling 109% or 8.5% annually
o 2002 – 2007: 5 consecutive years of annual luxury RevPAR growth totaling 48% or 8.2% annually
Luxury outperformed Total U.S. hotels
2.0% - 4.0% in previous two downturns
Luxury occupancy exceeding previous cycle peaks
Luxury Hotels Outperform in a Recovery

52.0%
56.0%
60.0%
64.0%
68.0%
72.0%
76.0%
-20%
-15%
-10%
-5%
0%
5%
10%
15%
20%
Total U.S. Luxury
o
Luxury occupancy exceeding recent cycle peaks

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

ADR RevPAR
EBITDA Per Available Room
Non – Rooms Revenue Per Available Room
Note: All metrics represent full-year 2012 results
BEE portfolio reflects Total North American portfolio as of 12/31/2012
Source: Public filings
BEE delivers industry leading results
BEE Outperforms Competitors

$171
$84
$79
$71
$59
$55
$0
$40
$80
$120
$160
$200
BEE PEB HST LHO SHO DRH
$81
$74
$71
$57
$53
$52
$0
$20
$40
$60
$80
$100
BEE LHO PEB SHO HST DRH
$189
$174
$160
$142
$139
$134
$0
$50
$100
$150
$200
BEE PEB LHO HST SHO DRH
$264
$214
$203
$191
$176
$175
$0
$60
$120
$180
$240
$300
BEE PEB LHO HST SHO DRH

o
Total RevPAR is key top-line performance metric
o
Focus on maximizing RevPAR, non-rooms revenue, and yield per square foot
BEE Total Revenue Mix Peers Total Revenue Mix
Note: All metrics represent the full-year 2012. BEE portfolio reflects the Total North American portfolio
Peers include: DRH, HST, LHO, SHO
Source: Public filings
BEE Revenue Mix Compared to Peers

53%
36%
11%
Rooms
Other
Food &
Beverage
66%
28%
6%
Food &
Beverage
Other
Rooms
BEE revenue driven more heavily by non-rooms revenue relative to peers, maximizing EBITDA per available room

STRATEGIC™
Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

~350 basis point outperformance
(1) Portfolio includes Total North American portfolio for the full year 2012
Peers include:  DRH, HST, LHO, & SHO
Source: Public filings
Industry Leading Operating Margins

BEE’s margins significantly outperform when adjusted for same revenue mix
BEE
(1)
Peers
Peer Margins at
BEE's Room /
F&B Mix
Revenue
Rooms 59% 71% 59%
Food & Beverage 41% 29% 41%
Total Rooms / F&B 100% 100% 100%
Departmental Profit Margin
Rooms 71% 74% 74%
Food & Beverage 30% 27% 27%
EBITDA 26% 26% 22%

I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update IV. Operating Trends V. Financial Overview Operating Trends 20

STRATEGIC Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

o
Group pace remains the most reliable forward looking indicator
Year-Over-Year Group Pace
Group room nights 12% below peak (1)
(1) 2013 production in the year assumes 200,000 group room nights
Group Booking Outlook

(1)
0
200,000
400,000
600,000
800,000
1,000,000
2007 2008 2009 2010 2011 2012 2013
Definite through January Production in the year
Group room nights on the books for 2013 are up 6.6% compared to
2012; ADR up 3.9% compared to 2012 rate

STRATEGIC™
Hotels & Resorts

Occupancy: -3 pts. from Peak

EBITDA: -9% from Peak

LUXURY. OWNED AND MANAGED.™

ADR:
+1% from Peak
RevPAR:
-1% from Peak
Occupancy ADR
RevPAR
Property EBITDA (in millions)
Note: North America Same Store portfolio, excludes: Fairmont Scottsdale Princess, Hotel del Coronado, and JW Marriott Essex House.
2013 forecast assumes midpoint of guidance range.
Operating performance improving; returning to peak
Embedded Portfolio Growth

60%
64%
68%
72%
76%
2007 2008 2009 2010 2011 2012 2013F
$120
$160
$200
$240
$280
2007 2008 2009 2010 2011 2012 2013F
$100
$120
$140
$160
$180
$200
2007 2008 2009 2010 2011 2012 2013F
$140
$160
$180
$200
2007 2008 2009 2010 2011 2012 2013F

I. BEE’s Unique Value Proposition II. Company Overview III. Industry Update IV. Operating Trends V. Financial Overview Financial Overview 23

STRATEGIC™
Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

Raised over $660 million in equity:
o $333 mm follow-on public offering (May 2010)
o $145 mm Woodbridge transaction acquiring two Four
Seasons hotels plus PIPE (February 2011)
o $70 mm equity placement to GIC for share in
InterContinental Chicago (June 2011)
o
$115 mm overnight equity offering (April 2012)
Asset sales:
o Sold InterContinental Prague for €110.6mm (December 2010)
o Sold leasehold position at Marriott Paris Champs-Elysees for approximately $60 million (April 2011)
o Sold stake in BuyEfficient for $9mm (January 2011)
Debt repayments:
o Tendered and fully retired $180mm unsecured convertible
recourse notes (May 2010)
Hotel del Coronado complex restructuring (February 2011):
o Negotiated new joint-venture with Blackstone and KSL
o Closed new CMBS mortgage financing totaling $425mm
Accomplishments Since January 1
st
, 2010

Fairmont Scottsdale Princess complex restructuring (June
2011):
o Negotiated new joint venture structure with Walton Street Capital
o Negotiated amendment and extension to CMBS debt for four
years at below market terms
New line of credit (June 2011):
o Reduced lenders in bank syndicate from 21 banks to 10 banks
o Achieved three year term with one year extension
Debt refinancings:
o Seven property loans refinanced totaling nearly $900 million
Preferred equity tender (December 2011):
o Successfully tendered for approximately 22% of outstanding preferred equity at a 15% discount to par plus accrued preferred dividends
Reinstatement of preferred equity dividends (June 2012):
o Paid 14 quarters of preferred equity dividends
Acquired the Essex House in New York City (September
2012):
o Acquired a 51% interest in the property
o Closed new mortgage financing totaling $190.0 million

STRATEGIC™ Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

Full Year 2012 Results (EBITDA in millions)

(a)
(a)
Portfolio excludes the JW Marriott Essex House hotel.
(b)
2011 FFO excludes a one-time $10.7 million gain related to preferred equity tender.
(b)
2011 2012
Operations
(Total United States Portfolio)
ADR $246 4.9% $258
RevPAR $175 7.0% $187
Total RevPAR $336 5.8% $356
EBITDA Margins 21.5% 120 bps 22.7%
Corporate Results
Comparable EBITDA $154.8 13.3% $175.4
Comparable FFO / share $0.14 85.7% $0.26

STRATEGIC™
Hotels & Resorts

LUXURY. OWNED AND MANAGED.™

(a)
Portfolio excludes Fairmont Scottsdale Princess and the Hotel del Coronado
2013 Guidance (EBITDA in millions)

2012 Actual 2013 Guidance
Operations
(Same Store N.A. Portfolio)
(a)
RevPAR $181
5%-7%
$190-$194
Total RevPAR $332
4%-6%
$345-$352
EBITDA Margins 22.4%
75 - 125bps
23.2%-23.7%
Corporate Results
Comparable EBITDA $175
11%-20%
$195-$210
Comparable FFO / share $0.26
27%-54%
$0.33-$0.40

o
The only pure play high-end lodging REIT
o
High-end outperforms the industry in a recovery
o
Industry leading asset management expertise
o
Assets are in pristine condition
o
Embedded organic growth through revenue growth and ROI opportunities
o
Historically low supply growth environment, particularly in BEE markets
o
Replacement cost, excluding land, estimated at over $750,000 per key
o
Solid balance sheet positioned for growth
The best investment proposition in the lodging space

BEE’s Unique Value Proposition

Disclaimer

Except for historical information, the matters discussed in this presentation are forward-looking statements subject to certain risks and uncertainties. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. These forward-
looking statements are identified by their use of such terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,
“will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results.  Forward-looking statements are not guarantees of future performance.  Actual results could differ materially from the Company’s projections.
Factors that may contribute to these differences include, but are not limited to the following:  the effects of the recent global economic recession upon business and leisure travel and the hotel markets in which the Company invests; the Company’s liquidity and refinancing demands; the Company’s ability to obtain or refinance maturing debt; the Company’s ability to maintain compliance with covenants contained in the Company’s debt facilities; stagnation or further deterioration in economic and market conditions, particularly impacting business and leisure travel spending in the markets where the Company’s hotels operate and in which the Company invests, including luxury and upper upscale product; general volatility of the capital markets and the market price of the Company’s shares of common stock; availability of capital; the Company’s ability to dispose of properties in a manner consistent with its investment strategy and liquidity needs; hostilities and security concerns, including future terrorist attacks, or the apprehension of hostilities, in each case that affect travel within or to the United States, Mexico, Germany, England or other countries where the Company invests; difficulties in identifying properties to acquire and completing acquisitions; the Company’s failure to maintain effective internal control over financial reporting and disclosure controls and procedures; risks related to natural disasters; increases in interest rates and operating costs, including insurance premiums and real property taxes; contagious disease outbreaks, such as the H1N1 virus outbreak; delays and cost-overruns in construction and development; marketing challenges associated with entering new lines of business or pursuing new business strategies; the Company’s failure to maintain the Company’s status as a
REIT; changes in the competitive environment in the Company’s industry and the markets where the Company invests; changes in real estate and zoning laws or regulations;
legislative or regulatory changes, including changes to laws governing the taxation of REITS; changes in generally accepted accounting principles, policies and guidelines; and
litigation, judgments or settlements.
Additional risks are discussed in the Company’s filings with the Securities and Exchange Commission, including those appearing under the heading “Item 1A. Risk Factors” in the
Company’s most recent Form 10-K and subsequent Form 10-Qs. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. The forward-looking statements are made as of the date of this presentation, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP to GAAP Reconciliations

Reconciliation of Net Debt / EBITDA
($ in 000s)
YE 2012
(a)
Consolidated debt $1,322,297
Pro rata share of unconsolidated debt 221,200
Pro rata share of consolidated debt (135,160)
Cash and cash equivalents (80,074)
Net Debt $1,328,263
Comparable EBITDA $202,500
Net Debt / EBITDA 6.6x
(b)  Comparable EBITDA reflects mid-point of guidance range.
Reconciliation of Net Debt / TEV
($ in 000s)
YE 2012
Consolidated Debt $1,322,297
Pro rata share of unconsolidated debt 221,200
Pro rata share of consolidated debt (135,160)
Cash and cash equivalents (80,074)
Net Debt $1,328,263
  Market Capitalization $1,331,667
  Total Debt 1,408,337
  Preferred Equity 289,102
  Cash and cash equivalents (80,074)
Total Enterprise Value $2,949,032
Net Debt / Enterprise Value 45.0%
Reconciliation of Net Debt + Preferred Equity / EBITDA
($ in 000s)
YE 2012
(a)
Preferred equity capitalization $289,102
Consolidated debt 1,322,297
Pro rata share of unconsolidated debt 221,200
Pro rata share of consolidated debt (135,160)
Cash and cash equivalents (80,074)
Net Debt + Preferreds $1,617,365
Comparable EBITDA $202,500
Net Debt + Preferreds / EBITDA 8.0x
(a)  Comparable EBITDA reflects mid-point of guidance range.

STRATEGIC Hotels & Resorts

	Three Months Ended December 31,		Years Ended December 31,	
	2012	2011	2012	2011
Net loss attributable to SHR common shareholders	$ (36,401)	$ (15,917)	$ (79,472)	$ (23,688)
Depreciation and amortization	27,048	25,840	103,464	112,062
Interest expense	16,862	19,299	75,489	86,447
Income taxes—continuing operations	796	691	1,011	970
Income taxes—discontinued operations	—	—	—	379
Noncontrolling interests	(58)	(99)	(184)	(29)
Adjustments from consolidated affiliates	(4,217)	(1,302)	(8,599)	(6,733)
Adjustments from unconsolidated affiliates	6,956	6,928	27,562	23,221
Preferred shareholder dividends	6,041	(4,682)	24,166	18,482
EBITDA	17,027	30,758	143,437	211,111
Realized portion of deferred gain on sale-leaseback—continuing operations	(50)	(66)	(200)	(217)
Realized portion of deferred gain on sale-leaseback—discontinued operations	—	—	—	(1,214)
Gain on sale of assets—continuing operations	—	—	—	(2,640)
Gain on sale of assets— discontinued operations	—	(357)	—	(101,287)
Impairment losses and other charges	18,843	—	18,843	—
Loss on early extinguishment of debt	—	—	—	1,237
Loss on early termination of derivative financial instruments	—	—	—	29,242
Foreign currency exchange (gain) loss—continuing operations (a)	(94)	79	1,075	2
Foreign currency exchange loss (gain)—discontinued operations (a)	—	—	535	(51)
Adjustment for Value Creation Plan	(1,352)	9,529	1,407	18,607
Severance charges	2,485	—	2,485	—
Management agreement termination fee (b)	7,820	—	7,820	—
Comparable EBITDA	$ 44,679	$ 39,943	$175,402	$154,790

(a) Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

(b) Our share of the Hotel del Coronado management agreement termination fee included in both equity in losses of unconsolidated affiliates and net loss attributable to the noncontrolling interests in consolidated affiliates.

LUXURY. OWNED AND MANAGED.™

Non-GAAP to GAAP Reconciliations 30

STRATEGIC
Hotels & Resorts

	Three Months Ended December 31, 2012	Three Months Ended December 31, 2011	Years Ended December 31, 2012	Years Ended December 31, 2011
Net loss attributable to SHR common shareholders	**$ (36,401)**	**$ (15,917)**	**$ (79,472)**	**$ (23,688)**
Depreciation and amortization	27,048	25,840	103,464	112,062
Corporate depreciation	(190)	(273)	(979)	(1,141)
Gain on sale of assets—continuing operations	—	—	—	(2,640)
Gain on sale of assets—discontinued operations	—	(357)	—	(101,287)
Realized portion of deferred gain on sale-leaseback—continuing operations	(50)	(66)	(200)	(217)
Realized portion of deferred gain on sale-leaseback—discontinued operations	—	—	—	(1,214)
Deferred tax expense on realized portion of deferred gain on sale-leasebacks	—	—	—	379
Noncontrolling interests adjustments	(127)	(135)	(501)	(575)
Adjustments from consolidated affiliates	(1,906)	(664)	(4,091)	(4,486)
Adjustments from unconsolidated affiliates	3,923	3,740	15,258	11,763
FFO	(7,703)	12,168	33,479	(11,044)
Redeemable noncontrolling interests	69	36	317	546
FFO—Fully Diluted	(7,634)	12,204	33,796	(10,498)
Impairment losses and other charges	18,843	—	18,843	—
Non-cash mark to market of interest rate swaps	(7,833)	(1,696)	(12,238)	(2,183)
Loss on early extinguishment of debt	—	—	—	1,237
Loss on early termination of derivative financial instruments	—	—	—	29,242
Foreign currency exchange (gain) loss—continuing operations (a)	(94)	79	1,075	2
Foreign currency exchange loss (gain)—discontinued operations (a)	—	—	535	(51)
Adjustment for Value Creation Plan	(1,352)	9,529	1,407	18,607
Severance charges	2,485	—	2,485	—
Management agreement termination fee (b)	7,820	—	7,820	—
Comparable FFO	$ 12,235	$ 20,116	$ 53,723	$ 36,356
Comparable FFO per fully diluted share	$ 0.06	$ 0.11	$ 0.26	$ 0.20
Weighted average diluted shares (c)	209,307	188,340	203,605	179,319

(a) Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

(b) Our share of the Hotel del Coronado management agreement termination fee included in both equity in losses of unconsolidated affiliates and net loss attributable to the noncontrolling interests in consolidated affiliates.

(c) Excludes shares related to the JW Marriott Essex House Hotel put option.

LUXURY. OWNED AND MANAGED.™

Non-GAAP to GAAP Reconciliations 31

STRATEGIC Hotels & Resorts

Operational Guidance	Year Ended December 31, 2013 Low Range	High Range
North American same store Total RevPAR growth (a)	4.0%	6.0%
North American same store RevPAR growth (a)	5.0%	7.0%

(a) Includes North American hotels which are consolidated in our financial results, but excludes the JW Marriott Essex House Hotel, which was acquired in 2012.

Comparable EBITDA Guidance	Year Ended December 31, 2013 Low Range	High Range
Net loss attributable to common shareholders	$ (55.7)	$ (40.7)
Depreciation and amortization	119.4	119.4
Interest expense	97.4	97.4
Income taxes	1.4	1.4
Noncontrolling interests	(0.1)	(0.1)
Adjustments from consolidated affiliates	(16.0)	(16.0)
Adjustments from unconsolidated affiliates	24.6	24.6
Preferred shareholder dividends	24.2	24.2
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Comparable EBITDA	$ 195.0	$ 210.0

Comparable FFO Guidance	Year Ended December 31, 2013 Low Range	High Range
Net loss attributable to common shareholders	$ (55.7)	$ (40.7)
Depreciation and amortization	118.5	118.5
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Noncontrolling interests	(0.1)	—
Adjustments from consolidated affiliates	(8.4)	(8.4)
Adjustments from unconsolidated affiliates	14.9	14.9
Comparable FFO	$ 69.0	$ 84.1
Comparable FFO per diluted share	$ 0.33	$ 0.40

LUXURY. OWNED AND MANAGED.™

Non-GAAP to GAAP Reconciliations 32

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